EXHIBIT 10.1

EXCHANGE AGREEMENT

EXCHANGE AGREEMENT (the “Agreement”), dated as of May 2, 2012, among Carlyle Group Management L.L.C., The Carlyle Group L.P., Carlyle Holdings I GP Inc., Carlyle Holdings I GP Sub L.L.C., Carlyle Holdings II GP L.L.C., Carlyle Holdings III GP L.P., Carlyle Holdings III GP Sub L.L.C., Carlyle Holdings I L.P., Carlyle Holdings II L.P., Carlyle Holdings III L.P., Carlyle Holdings II Sub L.L.C., and the Carlyle Holdings Limited Partners from time to time party hereto.

WHEREAS, the parties hereto desire to provide for the exchange of certain Carlyle Holdings Partnership Units for Common Units, on the terms and subject to the conditions set forth herein;

WHEREAS, the right to exchange Carlyle Holdings Partnership Units set forth in Section 2.1(a) below, once exercised, represents a several, and not a joint and several, obligation of the Carlyle Holdings Partnerships (on a pro rata basis), and no Carlyle Holdings Partnership shall have any obligation or right to acquire Carlyle Holdings Partnership Units issued by another Carlyle Holdings Partnership;

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Definitions

The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

“Agreement” has the meaning set forth in the preamble of this Agreement.

“Business Day” means each day that is not a Saturday, Sunday or other day on which banking institutions in New York, New York are authorized or required by law to close.

“Carlyle Entity Parties” means, collectively, Issuer General Partner, Issuer, Carlyle Holdings I GP Parent, Carlyle Holdings III GP Parent, the Carlyle Holdings General Partners, the Carlyle Holdings Partnerships and Subsidiary Company.

“Carlyle Holdings I” means Carlyle Holdings I L.P., a limited partnership formed under the laws of the State of Delaware, and any successor thereto.

“Carlyle Holdings I General Partner” means Carlyle Holdings I GP Sub L.L.C., a Delaware limited liability company and the general partner of Carlyle Holdings I, and any successor thereof.

“Carlyle Holdings I GP Parent” means Carlyle Holdings I GP Inc., a corporation formed under the laws of the State of Delaware and the sole member of Carlyle Holdings I General Partner, and any successor thereof.

“Carlyle Holdings I Partnership Units” means the units of limited partner interest of Carlyle Holdings I, issued pursuant to the Amended and Restated Limited Partnership Agreement of Carlyle Holdings I, as it may be amended, supplemented or restated from time to time.

“Carlyle Holdings II” means Carlyle Holdings II L.P., a société en commandite formed under the laws of the Province of Québec, and any successor thereto.

“Carlyle Holdings II General Partner” means Carlyle Holdings II GP L.L.C., a limited liability company formed under the laws of the State of Delaware and the general partner of Carlyle Holdings II, and any successor general partner thereof.

“Carlyle Holdings II Partnership Units” means the units of limited partner interest of Carlyle Holdings II, issued pursuant to the Amended and Restated Limited Partnership Agreement of Carlyle Holdings II, as it may be amended, supplemented or restated from time to time.

“Carlyle Holdings III” means Carlyle Holdings III L.P., a société en commandite formed under the laws of the Province of Québec, and any successor thereto.

“Carlyle Holdings III General Partner” means Carlyle Holdings III GP Sub L.L.C., a Delaware limited liability company and the general partner of Carlyle Holdings III, and any successor thereof.

“Carlyle Holdings III GP Parent” means Carlyle Holdings III GP L.P., a société en commandite formed under the laws of the Province of Québec and the sole member of Carlyle Holdings III General Partner, and any successor thereof.

“Carlyle Holdings III Partnership Units” means the units of limited partner interest of Carlyle Holdings III, issued pursuant to the Amended and Restated Limited Partnership Agreement of Carlyle Holdings III, as it may be amended, supplemented or restated from time to time.

“Carlyle Holdings General Partners” means, collectively, Carlyle Holdings I General Partner, Carlyle Holdings II General Partner and Carlyle Holdings III General Partner.

Carlyle Holdings Limited Partner” means each party hereto other than a Carlyle Entity Party.

“Carlyle Holdings Partnership Agreements” means, collectively, the Amended and Restated Limited Partnership Agreement of Carlyle Holdings I, the Amended and Restated Limited Partnership Agreement of Carlyle Holdings II and the Amended and Restated Limited Partnership Agreement of Carlyle Holdings III, as they may each be amended, supplemented or restated from time to time.

“Carlyle Holdings Partnership Unit” means, collectively, one Carlyle Holdings I Partnership Unit, one Carlyle Holdings II Partnership Unit, and one Carlyle Holdings III Partnership Unit.

“Carlyle Holdings Partnerships” means, collectively, Carlyle Holdings I, Carlyle Holdings II and Carlyle Holdings III.

“Change of Control” means: (i) the occurrence of any Person, other than a Person approved by the current Issuer General Partner, becoming the general partner of the Issuer; or (ii) during any period of two consecutive years, Continuing Directors cease for any reason to constitute a majority of the directors serving on the Issuer General Partner’s board of directors. For purposes of this definition, “Continuing Director” means any director of the Issuer General Partner (a) serving on the Issuer General Partner’s board of directors at the beginning of the relevant period of two consecutive years referred to in the immediately preceding sentence, (b) appointed or elected to the Issuer General Partner’s board of directors by the members of the Issuer General Partner or (c) whose appointment or election to the Issuer General Partner’s board of directors by such board, or nomination for election to the Issuer General Partner’s board of directors by the limited partners of the Issuer, was approved by a majority of the directors of the Issuer General Partner then still serving at the time of such approval who were so serving at the beginning of the relevant period of two consecutive years, were so appointed or elected by the members of the Issuer General Partner or whose appointment or election or nomination for election was so approved.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Unit” means a limited partner interest in the Issuer representing a fractional part of the limited partner interests in the Issuer of all limited partners of the Issuer having the rights and obligations specified with respect to Common Units in the Issuer Partnership Agreement.

“Dispute” has the meaning set forth in Section 3.9(a) of this Agreement.

“Exchange” has the meaning set forth in Section 2.1(a) of this Agreement.

“Exchange Rate” means the number of Common Units for which a Carlyle Holdings Partnership Unit is entitled to be exchanged. On the date of this Agreement, the Exchange Rate shall be 1 for 1, which Exchange Rate shall be subject to modification only as provided in Section 2.4.

“IPO” means the initial public offering and sale of Common Units, as contemplated by the Issuer’s Registration Statement on Form S-1 (File No. 333-176685).

“Issuer” means The Carlyle Group L.P., a limited partnership formed under the laws of the State of Delaware, and any successor thereto.

“Issuer General Partner” means Carlyle Group Management L.L.C., a limited liability company formed under the laws of the State of Delaware, and any successor thereto.

“Issuer Partnership Agreement” means the Amended and Restated Agreement of Limited Partnership of the Issuer to be dated substantially concurrently with the consummation of the IPO, as such agreement of limited partnership may be amended, supplemented or restated from time to time.

“Liens” means any and all liens, charges, security interests, options, claims, mortgages, pledges, proxies, voting trusts or agreements, obligations, understandings or arrangements or other restrictions on title or transfer of any nature whatsoever.

“Mubadala Holders” means, collectively, MDC/TCP Investments (Cayman) I, Ltd., a Cayman Islands exempted company, MDC/TCP Investments (Cayman) II, Ltd., a Cayman Islands exempted company, MDC/TCP Investments (Cayman) III, Ltd., a Cayman Islands exempted company, MDC/TCP Investments (Cayman) IV, Ltd., a Cayman Islands exempted company, MDC/TCP Investments (Cayman) V, Ltd., a Cayman Islands exempted company, MDC/TCP Investments (Cayman) VI, Ltd., a Cayman Islands exempted company, and Five Overseas Investment L.L.C., a United Arab Emirates limited liability company registered in the Emirate of Abu Dhabi, and, to the extent such Persons are Permitted Transferees, each of Mubadala Development Company PJSC and its direct and indirect subsidiaries.

“Person” means an individual or a corporation, limited liability company, partnership, joint venture, trust, estate, unincorporated organization, association (including any group, organization, co-tenancy, plan, board, council or committee), government (including a country, state, county, or any other governmental or political subdivision, agency or instrumentality thereof) or other entity (or series thereof).

“Permitted Transferee” has the meaning set forth in Section 3.1 of this Agreement.

“Quarter” means, unless the context requires otherwise, a fiscal quarter of the Issuer.

“Quarterly Exchange Date” means, unless the Issuer cancels such Quarterly Exchange Date pursuant to Section 2.8 hereof, the date that is the later to occur of either: (1) the second Business Day after the date on which the Issuer makes a public news release of its quarterly earnings for the prior Quarter or (2) the first day each Quarter that directors and executive officers of the Issuer General Partner are permitted to trade under the applicable polices of the Issuer relating to trading by directors and executive officers; provided that there shall be no Quarterly Exchange Date for any party other than the California Public Employees’ Retirement System prior to the first anniversary of the closing of the IPO (or, if later, the date of the initial filing by the Issuer of a registration statement with the U.S. Securities and Exchange Commission to cover delivery of Common Units to Carlyle Holdings Limited Partners upon an Exchange). The parenthetical in the proviso of the immediately preceding sentence shall not apply to any Mubadala Holder. At least seventy-five (75) days prior to each Quarterly Exchange Date, the Issuer will provide notice thereof to each Carlyle Holdings Limited Partner eligible to Exchange Carlyle Holdings Partnership Units for Common Units on such Quarterly Exchange Date.

“Sale Transaction” has the meaning set forth in Section 2.8 of this Agreement.

“Securities Act” has the meaning set forth in Section 2.3(a) of this Agreement.

“Subsidiary Company” means Carlyle Holdings II Sub L.L.C., a limited liability company organized under the laws of Delaware, and any successor thereto.

“Transfer Agent” means such bank, trust company or other Person as shall be appointed from time to time by the Issuer pursuant to the Issuer Partnership Agreement to act as registrar and transfer agent for the Common Units.

ARTICLE II

EXCHANGE OF CARLYLE HOLDINGS PARTNERSHIP UNITS

SECTION 2.1. Exchange of Carlyle Holdings Partnership Units.

(a) (i) Subject to adjustment as provided in this Article II, to the provisions of the Carlyle Holdings Partnership Agreements and the Issuer Partnership Agreement and to the provisions of Section 2.2 hereof, each Carlyle Holdings Limited Partner shall be entitled, on any Quarterly Exchange Date, to surrender Carlyle Holdings Partnership Units to the Carlyle Holdings Partnerships in exchange for the delivery by the Carlyle Holdings Partnerships of a number of Common Units equal to the product of such number of Carlyle Holdings Partnership Units surrendered multiplied by the Exchange Rate (an “Exchange”); provided that any such Exchange is for a minimum of the lesser of 100 Carlyle Holdings Partnership Units or all of the vested Carlyle Holdings Partnership Units held by such Carlyle Holdings Limited Partner that are then permitted under the Carlyle Holdings Partnership Agreements to be exchanged by such Limited Partner. In addition, subject to adjustment as provided in this Article II, to the provisions of the Carlyle Holdings Partnership Agreements, the Issuer Partnership Agreement and to the provisions of Section 2.2 hereof, the California Public Employees’ Retirement System shall be entitled at any time from and after the closing of the IPO, and the Mubadala Holders shall be entitled at any time following the first anniversary of the closing of the IPO, to Exchange Carlyle Holdings Partnership Units for Common Units, provided that the number of Carlyle Holdings Partnership Units surrendered by the California Public Employees’ Retirement System or the Mubadala Holders, as the case may be, in any such Exchange is greater than two percent of the then-outstanding Carlyle Holdings Partnership Units (provided that such Exchange constitutes a “Block Transfer” within the meaning of Treasury Regulation section 1.7704-1 (e)(2)).

(ii) Notwithstanding anything to the contrary herein, upon the occurrence of a Dissolution Event (as defined in the Carlyle Holdings Partnership Agreements) with respect to any Carlyle Holdings Partnership, each Carlyle Holdings Limited Partner shall be entitled, upon the terms and subject to the conditions hereof, to elect to Exchange Carlyle Holdings Partnership Units for Common Units; provided, that any such Exchange pursuant to this sentence shall be effective immediately prior to the effectiveness of the applicable dissolution of such Carlyle Holdings Partnership (and, for the avoidance of doubt, shall not be effective if such dissolution is not effective).

(b) On the date Carlyle Holdings Partnership Units are surrendered for exchange, all rights of the exchanging Carlyle Holdings Limited Partner as holder of such Carlyle Holdings Partnership Units shall cease, and such exchanging Carlyle Holdings Limited

Partner shall be treated for all purposes as having become the Record Holder (as defined in the Issuer Partnership Agreement) of such Common Units and shall be admitted as a Limited Partner (as defined in the Issuer Partnership Agreement) of the Issuer in accordance and upon compliance with Section 10.2 of the Issuer Partnership Agreement.

(c) For the avoidance of doubt, any exchange of Carlyle Holdings Partnership Units shall be subject to the provisions of the Carlyle Holdings Partnership Agreements, including without limitation the provisions of Sections 8.01, 8.02, 8.03, 8.04 and 8.12 to the extent applicable to an exchanging Carlyle Holdings Limited Partner.

(d) Where a Carlyle Holdings Limited Partner has exercised its right to surrender its Carlyle Holdings Partnership Units to the Carlyle Holdings Partnerships in an Exchange pursuant to Section 2.1(a), Carlyle Holdings I General Partner (with respect to Carlyle Holdings I Partnership Units), Subsidiary Company (with respect to Carlyle Holdings II Partnership Units) and Carlyle Holdings III General Partner (with respect to Carlyle Holdings III Partnership Units), shall have a superseding right to acquire such interests for an amount of Common Units equal to the amount of Common Units that would be received pursuant to such Exchange.

SECTION 2.2. Exchange Procedures. (a) A Carlyle Holdings Limited Partner may exercise the right to exchange Carlyle Holdings Partnership Units set forth in Section 2.1(a) above by providing a written notice of exchange at least sixty (60) days prior to the applicable Quarterly Exchange Date (or in the case of an Exchange effected by the California Public Employees’ Retirement System or the Mubadala Holders pursuant to the last sentence of 2.1(a) above, ten (10) days prior to the date of such Exchange) to each of the Carlyle Holdings Partnerships and each of Carlyle Holdings I General Partner, Subsidiary Company and Carlyle Holdings III General Partner substantially in the form of Exhibit A hereto, duly executed by such holder or such holder’s duly authorized attorney in respect of the Carlyle Holdings Partnership Units to be exchanged, in each case delivered during normal business hours at the principal executive offices of the Carlyle Holdings Partnerships.

(b) As promptly as practicable following the surrender for exchange of the Carlyle Holdings Partnership Units in the manner provided in this Article II, the Carlyle Holdings Partnerships shall deliver or cause to be delivered at the offices of the then-acting Transfer Agent or, if there is no then-acting Transfer Agent, at the principal executive offices of the Issuer, the number of Common Units issuable upon such exchange, registered in the name of such exchanging Carlyle Holdings Limited Partner, or its nominee. To the extent the Common Units are settled through the facilities of The Depository Trust Company, the Carlyle Holdings Partnerships will, subject to Section 2.2(c) below, upon the written instruction of the exchanging Carlyle Holdings Limited Partner deliver the Common Units deliverable to such exchanging Carlyle Holdings Limited Partner, through the facilities of The Depository Trust Company, to the account of the participant of The Depository Trust Company designated by such exchanging Carlyle Holdings Limited Partner. The Issuer General Partner, the Issuer and the Carlyle Holdings General Partners shall take such actions as may be required to ensure the performance by the Carlyle Holdings Partnerships of their respective obligations under this Article II, including causing the issuance and sale of Common Units to or for the account of the Carlyle Holdings Partnerships in exchange for the delivery to the Issuer of a number of Carlyle Holdings Partnership Units that is equal to the number of Carlyle Holdings Partnership Units surrendered by an exchanging Carlyle Holdings Limited Partner.

(c) The Carlyle Holdings Partnerships on the one hand, and each exchanging Carlyle Holdings Limited Partner, on the other hand, shall bear their own expenses in connection with the consummation of any Exchange, whether or not any such Exchange is ultimately consummated, except that the Carlyle Holdings Partnerships and Subsidiary Company, as applicable, shall bear any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, any such Exchange; provided, however, that if any Common Units are to be delivered in a name other than that of the exchanging Carlyle Holdings Limited Partner that requested such Exchange (other than in the name of The Depository Trust Company or its nominee), then such Carlyle Holdings Limited Partner and/or the person in whose name such Common Units are to be delivered shall pay to the Carlyle Holdings Partnerships the amount of any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, such Exchange or shall establish to the reasonable satisfaction of the Carlyle Holdings Partnerships that such tax has been paid or is not payable.

(d) The Carlyle Holdings Partnerships may adopt reasonable procedures for the implementation of the exchange provisions set forth in this Article II, including, without limitation, procedures for the giving of notice of an election for exchange. A Carlyle Holdings Limited Partner may not revoke a notice of exchange delivered pursuant to Section 2.2(a) above, without the consent of the Carlyle Holdings General Partners, which consent may be provided or withheld, or made subject to such conditions, limitations or restrictions, as determined by the Carlyle Holdings General Partners in their sole discretion. Such determinations need not be uniform and may be made selectively among Carlyle Holdings Limited Partners, whether or not such Carlyle Holdings Limited Partners are similarly situated.

SECTION 2.3. Limitations on Exchanges.

(a) Notwithstanding anything to the contrary, a Carlyle Holdings Limited Partner shall not be entitled to exchange Carlyle Holdings Partnership Units, and the Issuer and the Carlyle Holdings Partnerships shall have the right to refuse to honor any request for exchange of Carlyle Holdings Partnership Units, at any time or during any period if the Issuer or the Carlyle Holdings Partnerships shall determine, that such exchange (i) would be prohibited by law or regulation (including, without limitation, the unavailability of any requisite registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”) or any exemption from the registration requirements thereunder), or (ii) would not be permitted under any other agreements with the Issuer or any of its subsidiaries to which such exchanging Carlyle Holdings Limited Partner may be party (including, without limitation, the Carlyle Holdings Partnership Agreements) or any written policies of the Issuer related to unlawful or inappropriate trading applicable to its directors, officers or other personnel.

SECTION 2.4. Splits, Distributions and Reclassifications.

(a) The Exchange Rate shall be adjusted accordingly if there is: (i) any subdivision (by any unit split, unit distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse unit split, reclassification, reorganization, recapitalization or otherwise) of the Carlyle Holdings Partnership Units that is not accompanied by an identical subdivision or combination of the Common Units; or (ii) any subdivision (by any unit split, unit distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse unit split, reclassification, reorganization, recapitalization or otherwise) of the Common Units that is not accompanied by an identical subdivision or combination of the Carlyle Holdings Partnership Units. If there is any reclassification, reorganization, recapitalization or other similar transaction in which the Common Units are converted or changed into another security, securities or other property, then upon any Exchange, an exchanging Carlyle Holdings Limited Partner shall be entitled to receive the amount of such security, securities or other property that such exchanging Carlyle Holdings Limited Partner would have received if such Exchange had occurred immediately prior to the effective date of such reclassification, reorganization, recapitalization or other similar transaction, taking into account any adjustment as a result of any subdivision (by any split, distribution or dividend, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse split, reclassification, recapitalization or otherwise) of such security, securities or other property that occurs after the effective time of such reclassification, reorganization, recapitalization or other similar transaction. Except as may be required in the immediately preceding sentence, no adjustments in respect of distributions shall be made upon the exchange of any Carlyle Holdings Partnership Unit.

SECTION 2.5. Common Units to be Issued.

(a) The Issuer and the Carlyle Holdings Partnerships covenant that all Common Units issued upon an Exchange will be validly issued. Nothing contained herein shall be construed to preclude the Issuer or Carlyle Holdings Partnerships from satisfying their obligations in respect of the exchange of the Carlyle Holdings Partnership Units by delivery of Common Units which are held in the treasury of the Issuer or the Carlyle Holdings Partnership or any of their subsidiaries.

(b) The Issuer and the Carlyle Holdings Partnerships covenant and agree that, to the extent that a registration statement under the Securities Act is effective and available for Common Units to be delivered with respect to any Exchange, Common Units that have been registered under the Securities Act shall be delivered in respect of such exchange. In the event that any exchange in accordance with this Agreement is to be effected at a time when any required registration has not become effective or otherwise is unavailable, upon the request and with the reasonable cooperation of the exchanging Carlyle Holdings Limited Partners requesting such exchange, the Issuer and the Carlyle Holdings Partnerships shall promptly facilitate such exchange pursuant to any reasonably available exemption from such registration requirements. The Issuer shall list the Common Units required to be delivered upon exchange prior to such delivery upon each national securities exchange or inter-dealer quotation system upon which the outstanding Common Units may be listed or traded at the time of such delivery.

SECTION 2.6. Restrictions.

(a) The provisions of Sections 8.02, 8.03, 8.04, 8.06 and 8.11 of the Carlyle Holdings Partnership Agreements and the restrictions on transfer under any other agreements with the Issuer or any of its subsidiaries to which an exchanging Carlyle Holdings Limited

Partner may be party shall apply, mutatis mutandis, to any Common Units. In each case, the provisions of Sections 8.03 and 8.04 of the Carlyle Holdings Partnership Agreements shall apply in the aggregate to Carlyle Holdings Partnership Units and Common Units received in exchange for Carlyle Holdings Partnership Units held by each Carlyle Holdings Limited Partner or Limited Partner (as defined in the Issuer Partnership Agreement) of the Issuer.

SECTION 2.7. Acquisition and Disposition of Common Units.

(a) A Carlyle Holdings Limited Partner (other than the California Public Employees’ Retirement System or a Mubadala Holder) requesting an exchange under this Agreement covenants (i) to use reasonable best efforts to sell or otherwise dispose of any Common Units received in such an exchange within ten (10) days of the receipt thereof or any other specified period as the Issuer General Partner may determine from time to time, and (ii) that no other Common Units are held by such Carlyle Holdings Limited Partner, such Carlyle Holdings Limited Partner’s spouse, or any entity disregarded as an entity separate from such Carlyle Holdings Limited Partner or such Carlyle Holdings Limited Partner’s spouse for United States federal income tax purpose, at the time such Carlyle Holder Limited Partner gives notice of such exchange pursuant to this Agreement or will be acquired by any such person from such time through the sale or disposition described in clause (i). Any Carlyle Holdings Limited Partner (other than the California Public Employees’ Retirement System or a Mubadala Holder) still holding any Common Units on the last day of such period shall cause all such Common Units to be transferred immediately to a partnership, trust or other entity (other than an entity disregarded as an entity separate from its parent for United States federal income tax purposes).

SECTION 2.8. Subsequent Offerings.

(a) The Issuer may from time to time provide the opportunity for Carlyle Holdings Limited Partners to sell their Carlyle Holdings Partnership Units to the Issuer, the Carlyle Holdings Partnerships or any of their subsidiaries (a “Sale Transaction”); provided that no Sale Transaction shall occur unless the Issuer cancels the nearest Quarterly Exchange Date scheduled to occur in the same fiscal year of the Issuer as such Sale Transaction. A Carlyle Limited Partner selling Carlyle Holdings Partnership Units in connection with a Sale Transaction must provide notice to Issuer at least thirty (30) days prior to the cash settlement of such Sale Transaction in respect of the Carlyle Holdings Partnership Units to be sold, in each case delivered during normal business hours at the principal executive offices of the Issuer. For the avoidance of doubt, the total aggregate number of Quarterly Exchange Dates and Sale Transactions occurring during any fiscal year of the Issuer shall not exceed four (4).

ARTICLE III

GENERAL PROVISIONS

SECTION 3.1. Additional Carlyle Holdings Limited Partners. To the extent a Carlyle Holdings Limited Partner validly transfers any or all of such holder’s Carlyle Holdings Partnership Units to another person in a transaction in accordance with, and not in contravention of, the Carlyle Holdings Partnership Agreements or any other agreement or agreements with the Issuer or any of its subsidiaries to which a transferring Carlyle Holdings Limited Partner may be party, then such transferee (each, a “Permitted Transferee”) shall have the right to execute and deliver a joinder to this Agreement, substantially in the form of Exhibit B hereto, whereupon such Permitted Transferee shall become a Carlyle Holdings Limited Partner hereunder. To the extent the Carlyle Holdings Partnerships issue Carlyle Holdings Partnership Units in the future, the Carlyle Holdings Partnerships shall be entitled, in their sole discretion, to make any holder of such Carlyle Holdings Partnership Units a Carlyle Holdings Limited Partner hereunder through such holder’s execution and delivery of a joinder to this Agreement, substantially in the form of Exhibit B hereto.

SECTION 3.2. Amendment. (a) The provisions of this Agreement may be amended by the affirmative vote or written consent of each of the Carlyle Holdings Partnerships and, after a Change of Control, the holders of at least a majority of the Vested Percentage Interests (as such term as defined in the Carlyle Holdings Partnership Agreements) of the Carlyle Holdings Partnership Units (excluding Carlyle Holdings Partnership Units held by the Issuer or any direct or indirect wholly-owned subsidiary thereof); provided, however, that any amendment of this Agreement that is materially adverse to the California Public Employees’ Retirement System shall not be effective with respect to the California Public Employees’ Retirement System unless the prior written consent of the California Public Employees’ Retirement System shall have been obtained and any amendment of this Agreement that is materially adverse to a Mubadala Holder shall not be effective with respect to the Mubadala Holder unless the prior written consent of such Mubadala Holder shall have been obtained.

(b) Each Carlyle Holdings Limited Partner hereby expressly consents and agrees that, whenever in this Agreement it is specified that an action may be taken upon the affirmative vote or written consent of less than all of the Carlyle Holdings Limited Partners, such action may be so taken upon the concurrence of less than all of the Carlyle Holdings Limited Partners and each Carlyle Holdings Limited Partner shall be bound by the results of such action.

SECTION 3.3. Addresses and Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by courier service, by fax, by electronic mail (delivery receipt requested) or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be as specified in a notice given in accordance with this Section 3.3):

(a) If to any Carlyle Entity Party, to:

1001 Pennsylvania Avenue, NW

Washington, DC 20004-2505

Attention: General Counsel

Fax: (202) 729-5266

Electronic Mail: list_exchangenotice@carlyle.com

(b) If to any Carlyle Holdings Limited Partner, to:

c/o The Carlyle Group L.P.

1001 Pennsylvania Avenue, NW

Washington, DC 20004-2505

Attention: General Counsel

Fax: (202) 729-5266

Electronic Mail: list_exchangenotice@carlyle.com

The Issuer General Partner shall forward any such communication to the applicable Carlyle Holdings Limited Partner’s address, email address or facsimile number as shown in the books and records of the Carlyle Holdings Partnerships.

SECTION 3.4. Further Action. The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

SECTION 3.5. Binding Effect. This Agreement shall be binding upon and inure to the benefit of all of the parties and, to the extent permitted by this Agreement, their successors, executors, administrators, heirs, legal representatives and assigns.

SECTION 3.6. Severability. If any term or other provision of this Agreement is held to be invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions is not affected in any manner materially adverse to any party. Upon a determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

SECTION 3.7. Integration. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

SECTION 3.8. Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach of any other covenant, duty, agreement or condition.

SECTION 3.9. Dispute Resolution.

(a) Each party hereto other than the California Public Employees’ Retirement System and each of the Mubadala Holders (i) irrevocably agrees that any and all disputes which cannot be settled amicably, including any ancillary claims of any party, arising out of, relating to or in connection with the validity, negotiation, execution, interpretation, performance or non-performance of this Agreement (including the validity, scope and enforceability of this arbitration provision) (a “Dispute”) shall be finally settled by arbitration conducted by three arbitrators (or, in the event the amount of quantified claims and/or estimated monetary value of other claims contained in the applicable request for arbitration is less than $3.0 million, by a sole arbitrator) in Wilmington, Delaware in accordance with the Rules of Arbitration of the International Chamber of Commerce (including the rules relating to costs and fees) existing on the date of this Agreement except to the extent those rules are inconsistent with the terms of this Section 3.9, and that such arbitration shall be the exclusive manner pursuant to which any Dispute shall be resolved; (ii) agrees that this Agreement involves commerce and is governed by the Federal Arbitration Act, 9 U.S.C. Section 1, et seq., and any applicable treaties governing the recognition and enforcement of international arbitration agreements and awards; (iii) agrees to take all steps necessary or advisable, including the execution of documents to be filed with the International Court of Arbitration or the International Centre for ADR in order to properly submit any Dispute for arbitration pursuant to this Section 3.9; (iv) irrevocably waives, to the fullest extent permitted by law, any objection it may have or hereafter have to the submission of any Dispute for arbitration pursuant to this Section 3.9 and any right to lay claim to jurisdiction in any venue; (v) agrees that (A) the arbitrator(s) shall be U.S. lawyers, U.S. law professors and/or retired U.S. judges and all arbitrators, including the president of the arbitral tribunal, may be U.S. nationals and (B) the arbitrator(s) shall conduct the proceedings in the English language; (vi) agrees that except as required by law or as may be reasonably required in connection with ancillary judicial proceedings to compel arbitration, to obtain temporary or preliminary judicial relief in aid of arbitration, or to confirm or challenge an arbitration award, the arbitration proceedings, including any hearings, shall be confidential, and the parties shall not disclose any awards, any materials in the proceedings created for the purpose of the arbitration, or any documents produced by another party in the proceedings not otherwise in the public domain; and (vii) agrees that performance under this Agreement shall continue if reasonably possible during any arbitration proceedings.

(b) Notwithstanding the provisions of paragraph (a), each party hereto may bring an action or special proceeding for the purpose of compelling a party to arbitrate, seeking temporary or preliminary relief in aid of an arbitration hereunder, or enforcing an arbitration award and, for the purposes of this paragraph (b), each party hereto (i) irrevocably agrees that any such action or special proceeding shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court located in the State of Delaware with subject matter jurisdiction; (ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such action or special proceeding; (iii) irrevocably agrees not to, and waives any right to, assert in any such action or special proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such action or special proceeding is brought in an inconvenient forum, or (C) the venue of such action or special proceeding is improper; (iv) expressly waives any requirement for the posting of a bond by a party bringing such action or special proceeding; (v) consents to process being served in any such action or special proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof; provided that nothing in clause (v) hereof shall affect or limit any right to serve process in any other manner permitted by law; (vi) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding; and (vii) agrees that proof shall not be required that monetary damages for breach of the provisions of this Agreement would be difficult to calculate and that remedies at law would be inadequate.

(c) If the arbitrator(s) shall determine that any Dispute is not subject to arbitration, or the arbitrator(s) or any court or tribunal of competent jurisdiction shall refuse to enforce Section 3.9(a) or shall determine that any Dispute is not subject to arbitration as contemplated thereby, then, and only then, shall the alternative provisions of this Section 3.9(c) be applicable. Each party hereto, to the fullest extent permitted by law, (i) irrevocably agrees that any Dispute shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court located in the State of Delaware with subject matter jurisdiction; (ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding; (iii) irrevocably agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum, or (C) the venue of such claim, suit, action or proceeding is improper; (iv) expressly waives any requirement for the posting of a bond by a party bringing such claim, suit, action or proceeding; (v) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof; provided that nothing in clause (v) hereof shall affect or limit any right to serve process in any other manner permitted by law; and (vi) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding; and (vii) agrees that proof shall not be required that monetary damages for breach of the provisions of this Agreement would be difficult to calculate and that remedies at law would be inadequate. The parties acknowledge that the fora designated by this paragraph (c) have a reasonable relation to this Agreement, and to the parties’ relationship with one another.

SECTION 3.10. Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Copies of executed counterparts transmitted by telecopy or other electronic transmission service shall be considered original executed counterparts for purposes of this Section 3.10.

SECTION 3.11. Tax Treatment. To the extent this Agreement imposes obligations upon a particular Carlyle Holdings Partnership or a Carlyle Holdings General Partner, this Agreement shall be treated as part of the relevant Carlyle Holdings Partnership Agreement as described in Section 761(c) of the Code and Sections 1.704-1(b)(2)(ii)(h) and 1.761-1(c) of the Treasury Regulations. The parties shall report any Exchange consummated hereunder, (x) in the case of Carlyle Holdings I, as a taxable sale of Carlyle Holdings I Partnership Units by a Carlyle Holdings Limited Partner to Carlyle Holdings I GP Parent, (y) in the case of Carlyle Holdings II, as a taxable sale of Carlyle Holdings II Partnership Units by a Carlyle Holdings Limited Partner to Subsidiary Company and (z) in the case of Carlyle Holdings III, as a taxable sale of Carlyle Holdings III Partnership Units by a Carlyle Holdings Limited Partner to Carlyle Holdings III GP Parent, and no party shall take a contrary position on any income tax return, amendment thereof or communication with a taxing authority.

SECTION 3.12. Independent Nature of Holdings Unitholders’ Rights and Obligations. The obligations of each Carlyle Holdings Limited Partner hereunder are several and not joint with the obligations of any other Carlyle Holdings Limited Partner, and no Carlyle Holdings Limited Partner shall be responsible in any way for the performance of the obligations of any other Carlyle Holdings Limited Partner hereunder. The decision of each Carlyle Holdings Limited Partner to enter into to this Agreement has been made by such Carlyle Holdings Limited Partner independently of any other Carlyle Holdings Limited Partner. Nothing contained herein, and no action taken by any Carlyle Holdings Limited Partner pursuant hereto, shall be deemed to constitute the Carlyle Holdings Limited Partners as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Carlyle Holdings Limited Partners are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby and the Issuer acknowledges that the Carlyle Holdings Limited Partners are not acting in concert or as a group, and the Issuer will not assert any such claim, with respect to such obligations or the transactions contemplated hereby.

SECTION 3.13. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of Delaware.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

LIMITED PARTNERS

/s/ William E. Conway, Jr.
William E. Conway, Jr.

/s/ Daniel A. D’Aniello
Daniel A. D’Aniello

/s/ David M. Rubenstein
David M. Rubenstein

[Signature Page for Exchange Agreement]

CALIFORNIA PUBLIC EMPLOYEES’ RETIREMENT SYSTEM, an agency of the State of California

By:	/s/ Réal Desrochers
Name: Réal Desrochers
Title: Senior Investment Officer

By:	/s/ Scott Jacobsen
Name: Scott Jacobsen
Title: Portfolio Manager

[Signature Page for Exchange Agreement]

MDC/TCP INVESTMENTS (CAYMAN) I, LTD.

By:	/s/ Samar Azar
Name: Samar Azar
Title: Director

MDC/TCP INVESTMENTS (CAYMAN) II, LTD.

By:	/s/ Samar Azar
Name: Samar Azar
Title: Director

MDC/TCP INVESTMENTS (CAYMAN) III, LTD.

By:	/s/ Samar Azar
Name: Samar Azar
Title: Director

MDC/TCP INVESTMENTS (CAYMAN) IV, LTD.

By:	/s/ Qussay Al Hajjiri
Name: Qussay Al Hajjiri
Title: Director

MDC/TCP INVESTMENTS (CAYMAN) V, LTD.

By:	/s/ Qussay Al Hajjiri
Name: Qussay Al Hajjiri
Title: Director

[Signature Page for Exchange Agreement]

MDC/TCP INVESTMENTS (CAYMAN) VI, LTD.

By:	/s/ Qussay Al Hajjiri
Name: Qussay Al Hajjiri
Title: Director

FIVE OVERSEAS INVESTMENT L.L.C.

By:	/s/ Shahzad Khan
Name: Shahzad Khan
Title: General Manager

[Signature Page for Exchange Agreement]

All Limited Partners listed on Schedule I attached hereto

By:	/s/ Lauren B. Dillard
Name: Lauren B. Dillard
Title: Attorney-in-fact

[Signature Page for Exchange Agreement]

CARLYLE GROUP MANAGEMENT L.L.C.

By:	/s/ Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Founding Member

THE CARLYLE GROUP L.P.

By: Carlyle Group Management L.L.C., its general partner

By:	/s/ Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Founding Member

CARLYLE HOLDINGS I GP INC.

By:	/s/ William E. Conway, Jr.
Name: William E. Conway, Jr.
Title: Co-Chief Executive Officer

CARLYLE HOLDINGS I GP SUB L.L.C.

By: Carlyle Holdings I GP Inc., its sole member

By:	/s/ William E. Conway, Jr.
Name: William E. Conway, Jr.
Title: Co-Chief Executive Officer

[Signature Page for Exchange Agreement]

CARLYLE HOLDINGS II GP L.L.C.

By:	The Carlyle Group L.P., its sole member

By: Carlyle Group Management L.L.C., its general partner

By:	/s/ Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Founding Member

CARLYLE HOLDINGS III GP L.P.

By: Carlyle Holdings III GP Management L.L.C., its general partner

	By:	The Carlyle Group L.P., its sole member

By: Carlyle Group Management L.L.C., its general partner

By:	/s/ Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Founding Member

CARLYLE HOLDINGS III GP SUB L.L.C.

By:	Carlyle Holdings III GP L.P., its sole member

	By:	Carlyle Holdings III GP Management L.L.C., its general partner

		By:	The Carlyle Group L.P., its sole member

			By:	Carlyle Group Management L.L.C., its general partner

By:	/s/ Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Founding Member

[Signature Page for Exchange Agreement]

CARLYLE HOLDINGS I L.P.

By: Carlyle Holdings I GP Sub L.L.C., its general partner

By: Carlyle Holdings I GP Inc., its sole member

By:		/s/ William E. Conway, Jr.
Name: William E. Conway, Jr.
Title: Co-Chief Executive Officer

CARLYLE HOLDINGS II L.P.

By: Carlyle Holdings II GP L.L.C., its general partner

	By:	The Carlyle Group L.P., its sole member

By: Carlyle Group Management L.L.C., its general partner

By:		/s/ Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Founding Member

CARLYLE HOLDINGS III L.P.

By: Carlyle Holdings III GP Sub L.L.C., its general partner

By: Carlyle Holdings III GP L.P., its sole member

By: Carlyle Holdings III GP Management L.L.C., its general partner

By: The Carlyle Group L.P., its sole member

By: Carlyle Group Management L.L.C., its general partner

By:		/s/ Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Founding Member

[Signature Page for Exchange Agreement]

CARLYLE HOLDINGS II SUB L.L.C.

By:	The Carlyle Group L.P., its managing member

By: Carlyle Group Management L.L.C., its general partner

By:	/s/ Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Founding Member

[Signature Page for Exchange Agreement]

EXHIBIT A

[FORM OF]

NOTICE OF EXCHANGE

Carlyle Holdings I L.P.

Carlyle Holdings II L.P.

Carlyle Holdings III L.P.

Carlyle Holdings I GP Sub L.L.C.

Carlyle Holdings II Sub L.L.C.

Carlyle Holdings III GP Sub L.L.C.

1001 Pennsylvania Avenue, NW

Washington, DC 20004-2505

Attention: General Counsel

Fax: (202) 729-5266

Electronic Mail: list_exchangenotice@carlyle.com

Reference is hereby made to the Exchange Agreement, dated as of May 2, 2012 (the “Exchange Agreement”), among Carlyle Group Management L.L.C., The Carlyle Group L.P., Carlyle Holdings I GP Inc., Carlyle Holdings I GP Sub L.L.C., Carlyle Holdings II GP L.L.C., Carlyle Holdings III GP L.P., Carlyle Holdings III GP Sub L.L.C., Carlyle Holdings I L.P., Carlyle Holdings II L.P., Carlyle Holdings III L.P., Carlyle Holdings II Sub L.L.C., and the Carlyle Holdings Limited Partners from time to time party thereto, as amended from time to time. Capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement.

The undersigned Carlyle Holdings Limited Partner desires to exchange the number of Carlyle Holdings Partnership Units set forth below in the form of exchange selected below to be issued in its name as set forth below.

Legal Name of Carlyle Holdings Limited Partner:

Address:

Number of Carlyle Holdings Partnership Units to be exchanged:

The undersigned hereby represents and warrants that (i) the undersigned has full legal capacity to execute and deliver this Notice of Exchange and to perform the undersigned’s obligations hereunder; (ii) this Notice of Exchange has been duly executed and delivered by the undersigned; (iii) the Carlyle Holdings Partnership Units subject to this Notice of Exchange will be transferred to the Carlyle Holdings Partnerships free and clear of any Lien; (iv) in the case of a Carlyle Holdings Limited Partner other than the California Public Employees’ Retirement System and each of the Mubadala Holders, none of the undersigned, the undersigned’s spouse or any an entity disregarded as an entity separate from the undersigned or the undersigned’s spouse for United States federal income tax purposes holds any Common Units or will acquire any Common Units from the date hereof through the sale or disposition of the Common Units acquired in the Exchange in accordance with the Exchange Agreement; and (v) no consent, approval, authorization, order, registration or qualification of any third party or with any court or governmental agency or body having jurisdiction over the undersigned or the Carlyle Holdings Partnership Units subject to this Notice of Exchange is required to be obtained by the undersigned for the transfer of such Carlyle Holdings Partnership Units to the Carlyle Holdings Partnerships.

The undersigned hereby irrevocably constitutes and appoints each officer of each Carlyle Entity Party as the attorney of the undersigned, with full power of substitution and resubstitution in the premises, to do any and all things and to take any and all actions that may be necessary to exchange the Carlyle Holdings Partnership Units subject to this Notice of Exchange on the books of the Carlyle Holdings Partnerships for Common Units on the books of the Issuer.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice of Exchange to be executed and delivered by the undersigned or by its duly authorized attorney.

Name:

Dated:

EXHIBIT B

[FORM OF]

JOINDER AGREEMENT

This Joinder Agreement (“Joinder Agreement”) is a joinder to the Exchange Agreement, dated as of May 2, 2012 (the “Agreement”), among Carlyle Group Management L.L.C., The Carlyle Group L.P., Carlyle Holdings I GP Inc., Carlyle Holdings I GP Sub L.L.C., Carlyle Holdings II GP L.L.C., Carlyle Holdings III GP L.P., Carlyle Holdings III GP Sub L.L.C., Carlyle Holdings I L.P., Carlyle Holdings II L.P., Carlyle Holdings III L.P., Carlyle Holdings II Sub L.L.C., and the Carlyle Holdings Limited Partners from time to time party thereto, as amended from time to time. Capitalized terms used but not defined in this Joinder Agreement shall have their meanings given to them in the Agreement. This Joinder Agreement shall be governed by, and construed in accordance with, the law of the State of Delaware. In the event of any conflict between this Joinder Agreement and the Agreement, the terms of this Joinder Agreement shall control.

The undersigned hereby joins and enters into the Agreement having acquired Carlyle Holdings Partnership Units in the Carlyle Holdings Partnerships. By signing and returning this Joinder Agreement to the Issuer and the Carlyle Holdings Partnerships, the undersigned accepts and agrees to be bound by and subject to all of the terms and conditions of and agreements of a Carlyle Holdings Limited Partner contained in the Agreement, with all attendant rights, duties and obligations of a Carlyle Holdings Limited Partner thereunder. The parties to the Agreement shall treat the execution and delivery hereof by the undersigned as the execution and delivery of the Agreement by the undersigned and, upon receipt of this Joinder Agreement by the Issuer and by the Carlyle Holdings Partnerships, the signature of the undersigned set forth below shall constitute a counterpart signature to the signature page of the Agreement.

Name:

Address for Notices:	With copies to:

Attention: